Osterweis Strategic Investment Fund (OSTVX) Summary Prospectus | July 31, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.osterweis.com/prospectus.  You may also obtain this information at no cost by calling (866) 236-0050.  The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Osterweis Strategic Investment Fund (the “Fund”) seeks long-term total returns and capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Osterweis Strategic Investment Fund

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.48%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.49%
Fee Waiver and/or Expense Recoupment	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Recoupment(1)	1.51%

(1)
Osterweis Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Recoupment for the Fund to 1.50% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least July 31, 2013. The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

 Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $154	3 Years: $473	5 Years: $815	10 Years: $1,781

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period ended March 31, 2012, the Fund’s portfolio turnover rate was 160% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The allocation of assets between equity and fixed income securities is based on the opportunity set of each asset class and the Adviser’s overall view of the macroeconomic and market environment. The allocation is reviewed on an ongoing basis and adjustments are made as needed based on the Adviser’s assessment of the risk/reward profiles of individual securities and broad macro risk factors. Under normal market conditions, the minimum allocation to either fixed income (including cash) or equity securities is expected to be 25% of the Fund’s net assets; conversely, the maximum allocation to either fixed income (including cash) or equity securities at any given time is expected to be 75%. The Fund may invest up to half of its net assets in foreign securities (in developed and emerging markets) including in depositary receipts traded on foreign exchanges and without limitation in depositary receipts that are traded on domestic exchanges and that evidence ownership of foreign equity securities. The Fund’s investments in any one sector may exceed 25% of its net assets.

Equity Investments
In selecting equity investments, the Adviser focuses on the common stocks of companies that it believes offer superior investment value and opportunity for growth. The Adviser focuses on the securities of companies that it believes to be undervalued or otherwise out-of-favor in the market but that have attractive growth prospects. The Adviser places particular emphasis on the analysis of a company’s ability to generate free cash flow and the value-enhancing deployment of this cash, balance sheet strength and longer-term growth prospects. The Adviser also seeks under-researched, growth situations that it believes can be purchased at modest valuations as well as companies with substantial unrecognized assets and improving earnings prospects. As such companies achieve greater visibility and their stocks are accorded valuations more in line with the growth rates, the Adviser may be inclined to regard them as candidates for sale. The Fund may invest in equity securities of companies of all market capitalization sizes – large, medium, and small. In addition to common stock, the Fund may also invest in preferred stock, convertible securities and up to 15% of its assets in publicly traded Master Limited Partnerships (“MLPs”) that are generally energy or natural resource related companies.

Fixed Income Investments

In selecting fixed income investments, the Adviser takes a strategic approach and may invest in a wide array of fixed income securities of various credit qualities and maturities. The Adviser seeks to control risk through rigorous credit analysis, economic analysis, interest rate forecasts and review of sector trends, and is not limited by any particular duration or credit quality targets or constraints. The Fund’s principal fixed income security investments will consist of U.S. Federal and Agency obligations, investment grade corporate debt, domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), floating-rate debt, convertible debt, collateralized debt, municipal debt, foreign debt (including emerging markets) and/or depositary receipts and preferred stock. Some of the securities listed above may be accompanied by a warrant, which is a right to acquire the issuer’s stock at a pre-determined price. The Fund may also invest in zero-coupon U.S. government debt, zero-coupon corporate debt and money market instruments. The Fund’s allocation among various fixed income securities will be made based on the portfolio managers’ assessment of opportunities for total return relative to the risk of each type of investment, but generally there is no limit on any type of fixed income security, meaning that the Fund could have up to 75% of its net assets invested in junk bonds, for instance. The Fund will at times be invested in fixed income securities of varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade), while at other times the Fund may emphasize one particular maturity or credit quality.

The Adviser will sell a security when it believes doing so is appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:

•	General Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

•
Management Risk:  The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective. This risk includes the risk that the Adviser’s allocation decisions between equity and fixed income may be incorrect and result in lower performance than if the Fund’s allocation remained static.

•
Large Company Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Small and Medium Company Risk: Investing in securities of small-cap and mid-cap companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•
Foreign Securities and Emerging Markets Risk:  Investing in foreign securities may involve increased risks due to political, social and economic developments abroad, and differences between U.S. and foreign regulatory practices. These risks are enhanced in emerging markets.

•
Master Limited Partnership Risk:  Investing in MLPs entails risks related to changes in the U.S. tax code which could revoke the pass-through tax attributes that make MLPs marginally more attractive today compared to other investments, fluctuations in energy prices, decreases in the supply of or demand for energy commodities and various other risks. Investments in general partnerships may be riskier than investments in limited partnerships.

•
Interest Rate Risk:  The risk that interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund, or that interest rates may fall resulting in an increase in the value of such securities.

•	Credit Risk: The risk that issuers of fixed income securities in which the Fund invests experience unanticipated financial problems causing their securities to decline in value.

•
High Yield Securities (“Junk Bond”) Risk:  Investing in fixed income securities that are rated below investment grade involves risks such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.

•
Municipal Securities Risk:  Investing in various municipal securities may involve risk related to the ability of the issuers of the municipal securities to continue to meet their obligations for the payment of interest and principal when due.

•
Sector Emphasis Risk:  The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is  subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector that the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates the Fund’s total return for one year. The table below illustrates how the Fund’s average annual total returns over time compare with a domestic broad-based market index. The Fund’s past performance, before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.osterweis.com.

Osterweis Strategic Investment Fund
Calendar Year Total Returns*

Best Quarter:	4Q 2011	8.09%

Worst Quarter:	3Q 2011	-11.58%

  * The Osterweis Strategic Investment Fund’s calendar year-to-date return as of June 30, 2012 was 6.65%.

Average Annual Total Returns	As of December 31, 2011
	1 Year	Since Inception (8/31/10)
Return Before Taxes	1.63%	9.99%
Return After Taxes on Distributions	0.96%	9.15%
Return After Taxes on Distributions and Sale of Fund Shares	1.13%	8.07%
60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.69%	12.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). The “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Investment Adviser

Osterweis Capital Management, LLC

Portfolio Managers

John S. Osterweis, Chairman and Chief Investment Officer – Portfolio Manager of the Fund since 2010
Matthew K. Berler, President and Chief Executive Officer – Portfolio Manager of the Fund since 2010
Carl P. Kaufman, Vice President – Portfolio Manager of the Fund since 2010
Alexander (Sasha) Kovriga, Vice President – Portfolio Manager of the Fund since 2010
Gregory S. Hermanski, Vice President – Portfolio Manager of the Fund since 2010
Simon T. Lee, Vice President – Portfolio Manager of the Fund since 2010
Zachary W. Perry, Vice President – Portfolio Manager of the Fund since 2010

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Osterweis Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050, or through a financial intermediary. The minimum initial investment amounts are shown in the table below.

Minimum Investments	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$500
Automatic Investment Plan	$5,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$500

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.